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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1993


                               BROOKE GROUP LTD.
              (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                (State or other jurisdiction of incorporation)


         1-5759                                            51-0255124
(Commission File Number)                      (IRS Employer Identification No.)

100 S.E. Second Street, Miami, FL                                     33131
Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (305) 579-8000
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ITEM 5.          OTHER EVENTS.


                 The Company files herewith the amended and restated version of the letter agreement with AIF II, L.P. and Artemis Finance SNC that was filed as an exhibit to its Form 8-K current report dated November 3, 1993. The amendment and restatement was entered into on October 18, 1993.


ITEM 7.   FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                 (c) Exhibits

                 99(a) Letter Agreement dated as October 4, 1993 between BGLS Inc., Brooke Group Ltd., AIF II, L.P. and Artemis Finance SNC (Amended and Restated).
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             BROOKE GROUP LTD.

                                                      by  /s/ Gerald E. Sauter
                                                         ----------------------
                                                       Name:  Gerald E. Sauter
                                                       Title: Vice President and
                                                       Chief Financial Officer

December 23, 1993





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                                 EXHIBIT INDEX


                                                                                SEQUENTIALLY NUMBERED PAGE
EXHIBIT NO.                         TITLE                                       ON WHICH EXHIBIT BEGINS
- -----------                         -----                                       --------------------------
99(a)                               Letter Agreement dated as of
                                    October 4, 1993 between BGLS
                                    Inc., Brooke Group Ltd., AIF
                                    II, L.P. and Artemis Finance
                                    SNG (Amended and Restated).                              6